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                                                                   Exhibit 10.55



                          GENERAL MARITIME CORPORATION
                    INCENTIVE STOCK OPTION GRANT CERTIFICATE

                  THIS AGREEMENT, made as of this ___ day of June 2001, between GENERAL MARITIME CORPORATION (the "Company") and John C. Georgiopoulos (the "Participant").

                  WHEREAS, the Company has adopted and maintains the General Maritime Corporation 2001 Stock Incentive Plan (the "Plan") to provide certain key persons, on whose initiative and efforts the successful conduct of the business of the Company depends, and who are responsible for the management, growth and protection of the business of the Company, with incentives to: (a) enter into and remain in the service of the Company, a Company subsidiary or a Company joint venture, (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance and (d) enhance the long-term performance of the Company (whether directly or indirectly through enhancing the long-term performance of a Company subsidiary or a Company joint venture);

                  WHEREAS, the Plan provides that the Compensation Committee (the "Committee") of the Board of Directors (or the Board of Directors, if it so elects) shall administer the Plan and determine the key persons to whom awards shall be granted and the amount and type of such awards; and

                  WHEREAS, the Board of Directors has determined that the purposes of the Plan would be furthered by granting the Participant an award under the Plan as set forth in this Agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

                  1. GRANT OF OPTION. Pursuant to, and subject to, the terms and conditions set forth herein and in the Plan, the Board of Directors hereby grants to the Participant an incentive stock option (the "Option") with respect to 80,000 shares of common stock of the Company, par value $0.01 per share ("Common Stock"). The Option is intended to constitute an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to the extent allowed under the Plan and applicable law. In the event that the Company's stockholders have not approved the Plan within one year after the date the Plan was approved by the Board of Directors, the Option shall not constitute an incentive stock option.

                  2. GRANT DATE. The Grant Date of the Option is the day before the initial underwritten public offering of the Common Stock.

                  3. INCORPORATION OF PLAN. All terms, conditions and restrictions of the Plan are incorporated herein and made part hereof as if stated herein. If there is any conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan, as interpreted by the Committee, shall govern. Except as otherwise provided herein, all capitalized terms used herein shall have the meaning given to such terms in the Plan.

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                  4.  VESTING DATE.

                  (a) Subject to Section 4(b) hereof, the Option shall first become vested and exercisable with respect to 16,000 shares of Common Stock on each of (i) the date on which the initial underwritten public offering of the Common Stock is closed and (ii) the first four anniversaries of such date.

                  (b) In the event of a Change in Control (as defined in the Plan on the date hereof) the Option shall become exercisable in full on the date of such Change in Control, and, notwithstanding anything in the Plan to the contrary, this Agreement may not be amended in a manner adverse to the Participant without the Participant's explicit written consent to such amendment.

                  5. EXERCISE PRICE. The exercise price-per-share of each share with respect to which the Option is granted is the price to the public in the Company's initial public offering, which is equal to or greater than the fair market value of the share as of the Grant Date.

                  6.  EXPIRATION DATE; EFFECT OF TERMINATION OF EMPLOYMENT.

                  (a) Subject to the provisions of the Plan and this Agreement, the Option shall expire and terminate on the tenth anniversary of the Grant Date.

                  (b) In the event that the employment of the Participant with the Company terminates for any reason other than death, Retirement (as defined in the Plan), Disability (as defined in the employment agreement dated June __, 2001, between the Participant and the Company (the "Employment Agreement")) or Cause (as defined in the Employment Agreement): (i) the Option, to the extent that it was exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date the Option shall expire; and (ii) the Option, to the extent that it was not exercisable at the time of such termination, shall expire at the close of business on the date of such termination and thereafter shall be null and void and of no further force or effect; PROVIDED, HOWEVER, that the Option shall not be exercisable after the expiration of its term.

                  (c) In the event that the employment of the Participant with the Company and its Affiliates shall be terminated by reason of the Participant's Retirement: (i) the Option, to the extent that it was exercisable at the time of such termination, shall remain exercisable until the expiration of three years after such termination, on which date the Option shall expire; and (ii) the Option, to the extent that it was not exercisable at the time of such termination, shall expire at the close of business on the date of such termination and thereafter shall be null and void and of no further force or effect; PROVIDED, HOWEVER, that the Option shall not be exercisable after the expiration of its term.

                  (d) In the event that the employment of the Participant with the Company and its Affiliates shall be terminated by reason of the Participant's death or Disability: (i) the Option, to the extent that it was exercisable at the time of such termination or would have become exercisable within 12 months after the time of such termination, but for such termination, shall become and remain exercisable until the expiration of one year after such termination, on which


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date the Option shall expire; and (ii) the Option, to the extent that it was not, and did not become, exercisable at the time of such termination, shall expire at the close of business on the date of such termination and thereafter shall be null and void and of no further force or effect; PROVIDED, HOWEVER, that the Option shall not be exercisable after the expiration of its term.

                  (e) In the event that the Participant dies while employed by the Company or during the one-year or three-year periods under Sections 6(b), 6(c) or 6(d) hereof: (i) the Option, to the extent that it was exercisable at the time of such death, shall remain exercisable until the expiration of one year after such death, on which date the Option shall expire; and (ii) the Option, to the extent that it was not exercisable at the time of such death, shall expire at the close of business on the date of such death and thereafter shall be null and void and of no further force or effect; PROVIDED, HOWEVER, that the Option shall not be exercisable after the expiration of its term.

                  (f) In the event that the employment of the Participant with the Company and its Affiliates shall be terminated for Cause, the Option, to the extent not exercised, shall expire as of the start of business on the date of such termination and thereafter shall be null and void and of no further force or effect.

                  (g) The Option shall not qualify as an incentive stock option under Section 422 of the Code if it is exercised more than three months following the Participant's termination of employment for any reason other than death or Disability, or for more than one year following the Participant's termination of employment by reason of Disability.

                  7. METHOD OF EXERCISE. The Option shall be exercisable in whole or in part. The partial exercise of the Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. The Option shall be exercised by delivering notice to the Company in the form and manner specified by the Committee, accompanied by payment for the shares of Common Stock being purchased upon the exercise of the Option. Payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for the full exercise price; or
(ii) with the consent of the Committee, by delivery of shares of Common Stock having a Fair Market Value (determined as of the exercise date) equal to all or part of the exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for any remaining portion of the full exercise price; or (iii) at the discretion of the Committee and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Committee may from time to time prescribe (whether directly or indirectly through the exchange agent). Certificates for shares of Common Stock purchased upon the exercise of the Option shall be issued in the name of the Participant or his beneficiary, as the case may be, and delivered to the Participant or his beneficiary, as the case may be, as soon as practicable following the effective date on which the Option is exercised.

                  8. TAX WITHHOLDING. The Participant is obligated to remit to the Company an amount sufficient to satisfy any federal, state or local tax withholding and other taxes due or potentially payable in connection with the exercise of the Option. To the extent permitted by the Committee in its sole discretion, the Participant may satisfy this obligation by directing the Company to withhold from the shares of Common Stock to be issued to the Participant upon the


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exercise of the Option a number of whole shares of Common Stock having a Fair
Market Value (determined as of the date on which the amount of required tax withholding is determined) as close as possible to the minimum amount of such obligation, with any additional amount to be paid by the Participant in cash.

                  9.   SECURITIES MATTERS.

                  (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended (the "1933 Act") of any interests in the Plan or any shares of Common Stock to be issued thereunder or to effect similar compliance under any state laws. The Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant hereto unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable. The Participant specifically understands and agrees that the shares of Common Stock, if and when issued upon exercise of the Option, may be "restricted securities," as that term is defined in Rule 144 under the 1933 Act and, accordingly, the Participant may be required to hold the shares indefinitely unless they are registered under such Act or an exemption from such registration is available.

                  (b) The exercise of the Option shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any exercise of the Option in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of the Option. During the period that the effectiveness of the exercise of the Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

                  10. TRANSFERABILITY/EXERCISE AFTER DEATH. During the lifetime of the Participant, the Option may be exercised only by the Participant or the Participant's legal representative and is not assignable or transferable otherwise than by will or by the laws of descent and distribution. After the Participant's death, the Option may be exercised pursuant to Section 6(d) hereof by the Participant's executor or administrator or other duly appointed representative reasonably acceptable to the Committee, unless the Participant's will specifically disposes of the Option, in which case the Option may be exercised only by the recipient of such specific disposition. Any such individual or entity that exercises the Option after the Participant's death shall be bound by all the terms and conditions of the Plan and this Agreement.


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                  11. DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, must be in a writing signed by such party and shall be effective only to the extent specifically set forth in such writing.

                  12. RIGHT OF DISCHARGE PRESERVED. Nothing in this Agreement shall confer upon the Participant the right to continue in the employ or other service of the Company, or affect any right which the Company may have to terminate such employment or service.

                  13. INTEGRATION. This Agreement contains the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement, including, without limitation, the Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

                  14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                  15. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the provisions governing conflict of laws.

                  16. NOTICE OF CERTAIN DISPOSITIONS. In the event that the Participant disposes of any shares of Common Stock acquired upon the exercise of the Option (i) prior to the expiration of two years after the Grant Date or prior to one year after the date the shares were acquired or (ii) under any other circumstances described in Section 422(a) of the Code, or any successor provision, the Participant hereby agrees to notify the Company of such disposition within 10 days thereof.

                  17. PARTICIPANT ACKNOWLEDGMENT. The Participant hereby acknowledges receipt of a copy of the Plan. The Participant hereby acknowledges that all decisions, determinations and interpretations of the Committee in respect of the Plan, this Agreement and the Option shall be final and conclusive.

                  18. INITIAL PUBLIC OFFERING. In the event that the initial underwritten public offering of the Common Stock is not closed within 180 days of the date hereof, this Agreement shall be null and void and of no force or effect.

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorized officer, and the Participant has hereunto signed this Agreement


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on his own behalf, thereby representing that he has carefully read and understands this Agreement and the Plan as of the day and year first written above.


                                            GENERAL MARITIME CORPORATION



                                            By:
                                                       ----------------------
                                            Name:
                                                       ----------------------

                                            Title:
                                                       ----------------------



                                            ---------------------------------
                                            John C. Georgipoulos


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